                                                                  EXHIBIT 10.1

                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (the "Agreement") is entered into effective the 18th day of July, 1996 by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific") and Vinton R. Mougey ("Seller").

                                    RECITALS

     A. In July 1995, Pacific entered into a Stock Purchase Agreement (including all agreements attached thereto) (collectively, the "Purchase Agreement") with Seller pursuant to which Pacific issued to Seller a total of 17,143 shares in the aggregate of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws.

     B. Pursuant to Section 9.3 of the Purchase Agreement, in the event the Original Shares were not registered by June 30, 1996, Seller could require Pacific to redeem his Original Shares.

     C. Seller has also alleged that Pacific misrepresented the effects on Pacific of legislation in Hawaii, which became effective in July 1995. Pacific denies such allegations.

     D. The parties desire to resolve Seller's claims according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1.     ISSUANCE OF ADDITIONAL SHARES; REPRESENTATIONS OF SELLER.

               1.1 Pacific hereby agrees to deliver to Seller a total of 4,286 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act and such state securities laws. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in Section
1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and such state securities laws and may not be transferred absent an exemption from registration under the 1933 Act and such state securities laws.

               1.2 Pacific agrees to register the Additional Shares and the Original Shares not later than January 2, 1997; PROVIDED, HOWEVER, if Pacific is unable to effect such registration by January 2, 1997 because it is involved in a merger or other corporate transaction which, because


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT
of the need to register that transaction with the SEC, effectively precludes such registration statement from being declared effective by the SEC, the deadline for registering the Additional Shares and the Original Shares shall be extended for 60 days following the consummation or termination of such transaction. If the Original or Additional Shares are not registered by January 2, 1997 (as such date may be extended as set forth above in this Section 1.2) and Seller shall not have previously sold, transferred or otherwise disposed of such shares, Pacific shall pay to Seller an amount equal to the last sale price of Pacific's common stock on the NASDAQ Stock Market on January 2, 1997 less the gross proceeds received by Seller upon the subsequent sale of the Original Shares and Additional Shares under a registration statement, a merger, buy-out or similar transaction, or otherwise. If the per share gross proceeds received upon such sale are greater than or equal to the last sale price of Pacific's common stock on the NASDAQ Stock market on January 2, 1997, Pacific shall not have any liability to Seller under this Section 1.2. For purposes of this
Section 1.2, if Seller does not sell the Original and Additional Shares notwithstanding the opportunity to do so, Seller shall be deemed to have sold the Original Shares and Additional Shares on the first business day such sale could have occurred and shall be deemed to have received an amount equal to the last sale price of Pacific's common stock on the NASDAQ Stock Market on such date multiplied by the number of Original or Additional Shares then held by Seller.

          1.3  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Seller as soon as possible following the expiration of the notice period required by the NASDAQ Stock Market, which notice period shall expire (absent action taken by the NASDAQ Stock Market) fifteen days after receipt by NASDAQ of the notice of this transaction. Pacific agrees to deliver such notice promptly after execution of this Agreement and, upon expiration of such notice period, to promptly advise its transfer agent to issue one or more certificates representing the Additional Shares to Seller.

          1.4 (a) Seller represents that Seller is an accredited investor as defined under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder, including, without limitation, Regulation D, and applicable state securities laws by virtue of the fact that

               (i) Seller has an individual net worth (or joint net worth with that Seller's spouse) of more than $1,000,000; or

               (ii) Seller had an individual income in excess of $200,000 in each of the two most recent years or joint income with Seller's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

               (b)  Seller acknowledges, represents and warrants that:

               (i) The Additional Shares have not been registered under federal and state securities laws on the grounds that Pacific believes the issuance thereof is exempt from registration;

               (ii) The Additional Shares are being acquired for investment purposes and not for distribution;

              (iii) The Additional Shares (and any interest therein), may not be sold, assigned or transferred without compliance with such laws;

               (iv) Seller is a sophisticated individual and is able to accept the risks associated with holding the Additional Shares indefinitely;

               (v) Seller has received and had the opportunity to review Pacific's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 2 to Form 10-K/A, filed July 11, 1996); the Current Reports on Form 8-K dated April 2, April 15, July 1, and July 17 1996, Pacific's proxy statement dated April 26, 1996; and Amendment No. 2 to Registration Statement on Form S-3 filed June 17, 1996; and

               (vi) Seller has had the opportunity to direct questions to Buyer and has received from Pacific all answers thereto and all other information requested prior to execution of this Agreement.

SECTION 2. GUARANTEE OF EARNOUT; PAYMENT OF ATTORNEYS' FEES. As further consideration for the settlement and agreements set forth herein, Pacific hereby guarantees the payment of the amounts due under Section 3.6 of the Purchase Agreement relating to additional payments of the purchase price if Seller were to achieve certain financial targets. With respect to the earnout payments for the second, third and fourth years, such earnout payments shall be paid within
thirty days of the end of each respective earnout period.   The earnout payment
for the first year shall be paid as provided in the Purchase Agreement. Pacific also shall pay Seller's reasonable attorneys' fees incurred in connection with the negotiation of this Agreement in an amount not to exceed $1000. Such payment shall be made within 30 days of receipt of a statement showing such fees.

SECTION 3. SETTLEMENT AND RELEASE OF CLAIMS. As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Seller may have against Pacific and Pacific may have against Seller under the Purchase Agreement, the parties do hereby release, acquit, and forever discharge each other of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown,


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT
whether or not on account of, or in any way growing out of, any and all damages resulting from the failure of the Original Shares from being registered as provided in the Purchase Agreement, the value of the Original Shares or Additional Shares when issued, any entitlement to receive a specified amount of funds upon the sale thereof, and from any and all allegations regarding the effects on Pacific from the Hawaii legislation. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, regardless of the adequacy of the above consideration, and the acceptance of this release shall not operate as an admission of liability on the part of anyone. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital.

SECTION 4.  MISCELLANEOUS.

     4.1 ENTIRE AGREEMENT. This document is the entire, final and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     4.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     4.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     4.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the addresses shown on the first page of this Agreement, or at such other address as any party may hereafter designate by written notice to the others.
On the same day any such notice is given to Pacific, a copy shall be sent to:


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT

          Michael McArthur-Phillips
          Garvey, Schubert & Barer
          11th Floor
          121 S.W. Morrison St.
          Portland, OR 97204
          Telephone: (503) 228-3939
          Facsimile: (503) 226-0259

     4.5 AMENDMENT. No supplement, modification or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     4.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     4.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by the trial court and all appellate courts.

     4.8 PUBLICITY; CONFIDENTIALITY. Seller represents and warrants that he has not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Seller and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of this Agreement if required to do so under applicable financial reporting or securities laws, rules and regulations. Without limiting the foregoing, Seller agrees to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating Pacific's damages in the event of a Seller's breach of this
Section 4.8, Seller agrees to pay Pacific an amount equal to $1 multiplied by the number of Additional Shares issued hereunder and agrees that Pacific shall be released from its obligation to register Seller's Original Shares and/or Additional Shares and such payment and release shall be deemed liquidated damages hereunder.

     4.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Oregon. Controversies or claims arising out of, or relating to, this Agreement, or the making, performance, or interpretation of it, shall be settled by arbitration in the City of Portland under the commercial arbitration rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the


PAGE 5-SETTLEMENT AND RELEASE AGREEMENT
controversy. Arbitrators shall be persons experienced in negotiating, making and consummating acquisition agreements.

     4.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     4.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

     4.12 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on July 18, 1996.


SELLER                                  PACIFIC
                                        Pacific Rehabilitation & Sports
                                        Medicine, Inc.

                                        By
-----------------------------             ----------------------------
Vinton R. Mougey                          Bill Barancik, President and
                                          Chief Executive Officer


PAGE 6-SETTLEMENT AND RELEASE AGREEMENT

                                                                   EXHIBIT 10.2


                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (the "Agreement") is entered into effective the ___ day of July, 1996 by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific") and Robert E. Burles ("Seller").

                                    RECITALS

     A. In July 1995, Pacific entered into a Stock Purchase Agreement (the "Purchase Agreement") with Seller pursuant to which Pacific issued to Seller a total of 17,143 shares in the aggregate of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws.

     B. Pursuant to Section 9.3 of the Purchase Agreement, in the event the Original Shares were not registered by June 30, 1996, Seller could require Pacific to redeem his Original Shares.

     C. Seller has also alleged that Pacific misrepresented the effects on Pacific of legislation in Hawaii, which became effective in July 1995. Pacific denies such allegations.

     D. The parties desire to resolve Seller's claims according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1.     ISSUANCE OF ADDITIONAL SHARES; REPRESENTATIONS OF SELLER.

               1.1 Pacific hereby agrees to deliver to Seller a total of 4,286 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act and such state securities laws. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in Section
1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and such state securities laws and may not be transferred absent an exemption from registration under the 1933 Act and such state securities laws.

               1.2 Pacific agrees to register the Additional Shares and the Original Shares not later than September 30, 1996; PROVIDED, HOWEVER, if Pacific is unable to effect such registration


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT
by September 30, 1996 because it is involved in a merger or other corporate transaction which, because of the need to register that transaction with the SEC, effectively precludes such registration statement from being declared effective by the SEC, the deadline for registering the Additional Shares and the Original Shares shall be extended for 60 days following the consummation or termination of such transaction.

          1.3  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Seller as soon as possible following the expiration of the notice period required by the NASDAQ Stock Exchange, which notice period shall expire (absent action taken by the NASDAQ Stock Market) fifteen days after receipt by NASDAQ of the notice of this transaction. Pacific agrees to deliver such notice promptly after execution of this Agreement and, upon expiration of such notice period, to promptly advise its transfer agent to issue one or more certificates representing the Additional Shares to Seller.

          1.4 (a) Seller represents that Seller is an accredited investor as defined under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder, including, without limitation, Regulation D, and applicable state securities laws by virtue of the fact that

               (i) Seller has an individual net worth (or joint net worth with that Seller's spouse) of more than $1,000,000; or

               (ii) Seller had an individual income in excess of $200,000 in each of the two most recent years or joint income with Seller's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               (b)   Seller acknowledges, represents and warrants that:

               (i) The Additional Shares have not been registered under federal and state securities laws on the grounds that Pacific believes the issuance thereof is exempt from registration;

               (ii) The Additional Shares are being acquired for investment purposes and not for distribution;

               (iii) The Additional Shares (and any interest therein), may not be sold, assigned or transferred without compliance with such laws;

               (iv) Seller is a sophisticated individual and is able to accept the risks associated with holding the Additional Shares indefinitely;


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

               (v) Seller has received and had the opportunity to review Pacific's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 1 to Form 10-K/A, filed June 13, 1996); the Current Reports on Form 8-K dated April 2 and 15, 1996 and July 1, 1996, Pacific's proxy statement dated April 26, 1996; and Amendment No. 2 to Registration Statement on Form S-3 filed June 17, 1996; and

               (vi) Seller has had the opportunity to direct questions to Buyer and has received from Pacific all answers thereto and all other information requested prior to execution of this Agreement.

SECTION 2. SETTLEMENT AND RELEASE OF CLAIMS. As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Seller may have against Pacific and Pacific may have against Seller under the Purchase Agreement, the parties do hereby release, acquit, and forever discharge each other of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown, whether or not on account of, or in any way growing out of, any and all damages resulting from the failure of the Original Shares from being registered as provided in the Purchase Agreement, the value of the Original Shares or Additional Shares when issued, any entitlement to receive a specified amount of funds upon the sale thereof, and from any and all allegations regarding the effects on Pacific from the Hawaii legislation. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, regardless of the adequacy of the above consideration, and the acceptance of this release shall not operate as an admission of liability on the part of anyone. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital.

SECTION 3.  MISCELLANEOUS.

     3.1 ENTIRE AGREEMENT. This document is the entire, final and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     3.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     3.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require,


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT
the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     3.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the addresses shown on the first page of this Agreement, or at such other address as any party may hereafter designate by written notice to the others.
On the same day any such notice is given to Pacific, a copy shall be sent to:

          Michael McArthur-Phillips
          Garvey, Schubert & Barer
          11th Floor
          121 S.W. Morrison St.
          Portland, OR 97204
          Telephone: (503) 228-3939
          Facsimile: (503) 226-0259

     3.5 AMENDMENT. No supplement, modification or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     3.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     3.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by the trial court and all appellate courts.

     3.8 PUBLICITY; CONFIDENTIALITY. Seller represents and warrants that he has not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Seller and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of this Agreement if it required to do so under applicable financial reporting and securities laws, rules and regulations. Without limiting the foregoing, Seller agrees to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT

Pacific's damages in the event of a Seller's breach of this Section 3.8, Seller agrees to pay Pacific an amount equal to $1 multiplied by the number of Additional Shares issued hereunder and agrees that Pacific shall be released from its obligation to register Seller's Original Shares and/or Additional Shares and such payment and release shall be deemed liquidated damages hereunder.

     3.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Oregon. Controversies or claims arising out of, or relating to, this Agreement, or the making, performance, or interpretation of it, shall be settled by arbitration in the City of Portland under the commercial arbitration rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. Arbitrators shall be persons experienced in negotiating, making and consummating acquisition agreements.

     3.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     3.11 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on July __, 1996.


SELLER                             PACIFIC
                                   Pacific Rehabilitation & Sports Medicine,
                                   Inc.

                                   By
--------------------------            -------------------------------------
Robert E. Burles                      Bill Barancik, President and
                                      Chief Executive Officer


PAGE 5-SETTLEMENT AND RELEASE AGREEMENT

                                                                    EXHIBIT 10.3


                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (the "Agreement") is entered into effective the 18th day of July, 1996 by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific") and C. George Eischen ("Seller").

                                    RECITALS

     A. In July 1995, Pacific entered into a Stock Purchase Agreement (and other agreements attached thereto) (collectively, the "Purchase Agreement") with Seller pursuant to which Pacific issued to Seller a total of 100,403 shares in the aggregate of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws.

     B. Pursuant to Section 9.3 of the Purchase Agreement, in the event the Original Shares were not registered by June 30, 1996, Seller could require Pacific to redeem his Original Shares.

     C. Seller has also alleged that Pacific misrepresented the effects on Pacific of legislation in Hawaii, which became effective in July 1995. Pacific denies such allegations.

     D. The parties desire to resolve Seller's claims according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1.     ISSUANCE OF ADDITIONAL SHARES; REPRESENTATIONS OF SELLER.

               1.1 Pacific hereby agrees to deliver to Seller a total of 25,101 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act and such state securities laws. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in Section
1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and such state securities laws and may not be transferred absent an exemption from registration under the 1933 Act and such state securities laws.

               1.2 Pacific agrees to register the Additional Shares and the Original Shares not later than January 2, 1997; PROVIDED, HOWEVER, if Pacific is unable to effect such registration by January 2, 1997 because it is involved in a merger or other corporate transaction which, because


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT
of the need to register that transaction with the SEC, effectively precludes such registration statement from being declared effective by the SEC, the deadline for registering the Additional Shares and the Original Shares shall be extended for 60 days following the consummation or termination of such transaction. If the Original or Additional Shares are not registered by January 2, 1997 (as such date may be extended as set forth above in this Section 1.2) and Seller shall not have previously sold, transferred or otherwise disposed of such shares, Pacific shall pay to Seller an amount equal to the last sale price of Pacific's common stock on the NASDAQ Stock Market on January 2, 1997 less the gross proceeds received by Seller upon the subsequent sale of the Original Shares and Additional Shares under a registration statement, a merger, buy-out or similar transaction, or otherwise. If the per share gross proceeds received upon such sale are greater than or equal to the last sale price of Pacific's common stock on the NASDAQ Stock market on January 2, 1997, Pacific shall not have any liability to Seller under this Section 1.2. For purposes of this
Section 1.2, if Seller does not sell the Original and Additional Shares notwithstanding the opportunity to do so, Seller shall be deemed to have sold the Original Shares and Additional Shares on the first business day such sale could have occurred and shall be deemed to have received an amount equal to the last sale price of Pacific's common stock on the NASDAQ Stock Market on such date multiplied by the number of Original or Additional Shares then held by Seller.

          1.3  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Seller as soon as possible following the expiration of the notice period required by the NASDAQ Stock Market, which notice period shall expire (absent action taken by the NASDAQ Stock Market) fifteen days after receipt by NASDAQ of the notice of this transaction. Pacific agrees to deliver such notice promptly after execution of this Agreement and, upon expiration of such notice period, to promptly advise its transfer agent to issue one or more certificates representing the Additional Shares to Seller.

          1.4 (a) Seller represents that Seller is an accredited investor as defined under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder, including, without limitation, Regulation D, and applicable state securities laws by virtue of the fact that

               (i) Seller has an individual net worth (or joint net worth with that Seller's spouse) of more than $1,000,000; or

               (ii) Seller had an individual income in excess of $200,000 in each of the two most recent years or joint income with Seller's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

               (b)  Seller acknowledges, represents and warrants that:

               (i) The Additional Shares have not been registered under federal and state securities laws on the grounds that Pacific believes the issuance thereof is exempt from registration;

               (ii) The Additional Shares are being acquired for investment purposes and not for distribution;

              (iii) The Additional Shares (and any interest therein), may not be sold, assigned or transferred without compliance with such laws;

               (iv) Seller is a sophisticated individual and is able to accept the risks associated with holding the Additional Shares indefinitely;

               (v) Seller has received and had the opportunity to review Pacific's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 2 to Form 10-K/A, filed July 11, 1996); the Current Reports on Form 8-K dated April 2, April 15, July 1, and July 17, 1996, Pacific's proxy statement dated April 26, 1996; and Amendment No. 2 to Registration Statement on Form S-3 filed June 17, 1996; and

               (vi) Seller has had the opportunity to direct questions to Buyer and has received from Pacific all answers thereto and all other information requested prior to execution of this Agreement.

SECTION 2. GUARANTEE OF EARNOUT; PAYMENT OF ATTORNEYS' FEES. As further consideration for the settlement and agreements set forth herein, Pacific hereby guarantees the payment of the amounts due under Section 3.5 of the Purchase Agreement relating to additional payments of the purchase price if Seller were to achieve certain financial targets. Such earnout payments shall be paid within thirty days of the end of each respective earnout period. Pacific also shall pay Seller's reasonable attorneys' fees incurred in connection with the negotiation of this Agreement in an amount not to exceed $1000. Such payment shall be made within 30 days of receipt of a statement showing such fees.

SECTION 3. SETTLEMENT AND RELEASE OF CLAIMS. As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Seller may have against Pacific and Pacific may have against Seller under the Purchase Agreement, the parties do hereby release, acquit, and forever discharge each other of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown, whether or not on account of, or in any way growing out of, any and all damages resulting from the failure of the Original Shares from being registered as provided in the Purchase Agreement,


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT
the value of the Original Shares or Additional Shares when issued, any entitlement to receive a specified amount of funds upon the sale thereof, and from any and all allegations regarding the effects on Pacific from the Hawaii legislation. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, regardless of the adequacy of the above consideration, and the acceptance of this release shall not operate as an admission of liability on the part of anyone. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital.

SECTION 4.  MISCELLANEOUS.

     4.1 ENTIRE AGREEMENT. This document is the entire, final and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     4.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     4.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     4.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the addresses shown on the first page of this Agreement, or at such other address as any party may hereafter designate by written notice to the others.
On the same day any such notice is given to Pacific, a copy shall be sent to:


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT

          Michael McArthur-Phillips
          Garvey, Schubert & Barer
          11th Floor
          121 S.W. Morrison St.
          Portland, OR 97204
          Telephone: (503) 228-3939
          Facsimile: (503) 226-0259

     4.5 AMENDMENT. No supplement, modification or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     4.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     4.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by the trial court and all appellate courts.

     4.8 PUBLICITY; CONFIDENTIALITY. Seller represents and warrants that he has not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Seller and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of this Agreement if required to do so under applicable financial reporting or securities laws, rules and regulations. Without limiting the foregoing, Seller agrees to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating Pacific's damages in the event of a Seller's breach of this
Section 4.8, Seller agrees to pay Pacific an amount equal to $1 multiplied by the number of Additional Shares issued hereunder and agrees that Pacific shall be released from its obligation to register Seller's Original Shares and/or Additional Shares and such payment and release shall be deemed liquidated damages hereunder.

     4.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Oregon. Controversies or claims arising out of, or relating to, this Agreement, or the making, performance, or interpretation of it, shall be settled by arbitration in the City of Portland under the commercial arbitration rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the


PAGE 5-SETTLEMENT AND RELEASE AGREEMENT
controversy. Arbitrators shall be persons experienced in negotiating, making and consummating acquisition agreements.

     4.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     4.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

     4.11 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on July 18, 1996.


SELLER                             PACIFIC
                                   Pacific Rehabilitation & Sports Medicine,
                                   Inc.

                                   By
----------------------------          --------------------------------------
C. George Eischen                     Bill Barancik, President and
                                      Chief Executive Officer


PAGE 6-SETTLEMENT AND RELEASE AGREEMENT

                                                                   EXHIBIT 10.4


                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (the "Agreement") is entered into effective the ___ day of July, 1996 by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific") and Michael C. Gibbons ("Seller").

                                    RECITALS

     A. In July 1995, Pacific entered into an Asset Purchase Agreement (the "Purchase Agreement") with Seller pursuant to which Pacific issued to Seller a total of 250,000 shares in the aggregate of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws.


     B. Pursuant to Section 9.3 of the Purchase Agreement, in the event the Original Shares were not registered by June 30, 1996, Seller could require Pacific to redeem his Original Shares.

     C. The parties desire to resolve Seller's claims according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1.     ISSUANCE OF ADDITIONAL SHARES; REPRESENTATIONS OF SELLER.

               1.1 Pacific hereby agrees to deliver to Seller a total of 35,714 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act and such state securities laws. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in Section
1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and such state securities laws and may not be transferred absent an exemption from registration under the 1933 Act and such state securities laws.

               1.2 Pacific agrees to register the Additional Shares and the Original Shares not later than September 30, 1996; PROVIDED, HOWEVER, if Pacific is unable to effect such registration by September 30, 1996 because it is involved in a merger or other corporate transaction which, because of the need to register that transaction with the SEC, effectively precludes such registration statement from being declared effective by the SEC, the deadline for registering the Additional Shares and the Original Shares shall be extended for 60 days following the consummation or termination of such transaction.


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT

          1.3  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Seller as soon as possible following the expiration of the notice period required by the NASDAQ Stock Exchange, which notice period shall expire (absent action taken by the NASDAQ Stock Market) fifteen days after receipt by NASDAQ of the notice of this transaction. Pacific agrees to deliver such notice promptly after execution of this Agreement and, upon expiration of such notice period, to promptly advise its transfer agent to issue one or more certificates representing the Additional Shares to Seller.

          1.4 (a) Seller represents that Seller is an accredited investor as defined under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder, including, without limitation, Regulation D, and applicable state securities laws by virtue of the fact that

               (i) Seller has an individual net worth (or joint net worth with that Seller's spouse) of more than $1,000,000; or

               (ii) Seller had an individual income in excess of $200,000 in each of the two most recent years or joint income with Seller's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               (b)  Seller acknowledges, represents and warrants that:

               (i) The Additional Shares have not been registered under federal and state securities laws on the grounds that Pacific believes the issuance thereof is exempt from registration;

               (ii) The Additional Shares are being acquired for investment purposes and not for distribution;

              (iii) The Additional Shares (and any interest therein), may not be sold, assigned or transferred without compliance with such laws;

               (iv) Seller is a sophisticated individual and is able to accept the risks associated with holding the Additional Shares indefinitely;


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

               (v) Seller has received and had the opportunity to review Pacific's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 1 to Form 10-K/A, filed June 13, 1996); the Current Reports on Form 8-K dated April 2 and 15, 1996 and July 1, 1996, Pacific's proxy statement dated April 26, 1996; and Amendment No. 2 to Registration Statement on Form S-3 filed June 17, 1996; and

               (vi) Seller has had the opportunity to direct questions to Buyer and has received from Pacific all answers thereto and all other information requested prior to execution of this Agreement.

SECTION 2. SETTLEMENT AND RELEASE OF CLAIMS. As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Seller may have against Pacific and Pacific may have against Seller under the Purchase Agreement, the parties do hereby release, acquit, and forever discharge each other of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown, whether or not on account of, or in any way growing out of, any and all damages resulting from the failure of the Original Shares from being registered as provided in the Purchase Agreement, the value of the Original Shares or Additional Shares when issued, any entitlement to receive a specified amount of funds upon the sale thereof, and from any and all allegations regarding the effects on Pacific from the Hawaii legislation. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, regardless of the adequacy of the above consideration, and the acceptance of this release shall not operate as an admission of liability on the part of anyone. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital.

SECTION 3.  MISCELLANEOUS.

     3.1 ENTIRE AGREEMENT. This document is the entire, final and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     3.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT

     3.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     3.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the addresses shown on the first page of this Agreement, or at such other address as any party may hereafter designate by written notice to the others.
On the same day any such notice is given to Pacific, a copy shall be sent to:

          Michael McArthur-Phillips
          Garvey, Schubert & Barer
          11th Floor
          121 S.W. Morrison St.
          Portland, OR 97204
          Telephone: (503) 228-3939
          Facsimile: (503) 226-0259

     3.5 AMENDMENT. No supplement, modification or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     3.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     3.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by the trial court and all appellate courts.

     3.8 PUBLICITY; CONFIDENTIALITY. Seller represents and warrants that he has not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Seller and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT
this Agreement if it required to do so under applicable financial reporting and securities laws, rules and regulations. Without limiting the foregoing, Seller agrees to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating Pacific's damages in the event of a Seller's breach of this Section 3.8, Seller agrees to pay Pacific an amount equal to $1 multiplied by the number of Additional Shares issued hereunder and agrees that Pacific shall be released from its obligation to register Seller's Original Shares and/or Additional Shares and such payment and release shall be deemed liquidated damages hereunder.

     3.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Oregon. Controversies or claims arising out of, or relating to, this Agreement, or the making, performance, or interpretation of it, shall be settled by arbitration in the City of Portland under the commercial arbitration rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. Arbitrators shall be persons experienced in negotiating, making and consummating acquisition agreements.

     3.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     3.11 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on July __, 1996.


SELLER                             PACIFIC
                                   Pacific Rehabilitation & Sports Medicine,
                                   Inc.

                                   By
----------------------------          --------------------------------------
Michael C. Gibbons                    Bill Barancik, President and
                                      Chief Executive Officer


PAGE 5-SETTLEMENT AND RELEASE AGREEMENT

                                                                  EXHIBIT 10.5


                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (the "Agreement") is entered into effective the 22nd day of July, 1996 by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific") and Robert Giles and Diane Giles ("Seller").

                                    RECITALS

     A. In July 1995, Pacific entered into a Stock Purchase Agreement (including all agreements attached thereto) (collectively, the "Purchase Agreement") with Seller pursuant to which Pacific issued to Seller a total of 52,800 shares in the aggregate of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws.

     B. Pursuant to Section 9.3 of the Purchase Agreement, in the event the Original Shares were not registered by June 30, 1996, Seller could require Pacific to redeem his Original Shares.

     C. Seller has also alleged that Pacific misrepresented the effects on Pacific of legislation in Hawaii, which became effective in July 1995. Pacific denies such allegations.

     D. The parties desire to resolve Seller's claims according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1.     INCREASE IN SALARY; ISSUANCE OF ADDITIONAL SHARES;
               REPRESENTATIONS OF SELLER.

               1.1 Pacific hereby agrees to increase the salary of Roger Giles to $90,000 (subject to satisfaction of the goals and criteria set forth on Schedule 1) and deliver to Seller a total of 13,200 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act and such state securities laws. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in Section 1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and such state securities laws and may not be transferred absent an exemption from registration under the 1933 Act and such state securities laws. Pacific also shall pay Seller's reasonable attorneys' fees incurred in connection with the negotiation of this Agreement in an amount not to exceed $1000. Such payment shall be made within 30 days of receipt of a statement showing such fees.


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT

          1.2 (a) Pacific agrees to register the Additional Shares and the Original Shares not later than January 2, 1997; PROVIDED, HOWEVER, if Pacific is unable to effect such registration by January 2, 1997 because it is involved in a merger or other corporate transaction which, because of the need to register that transaction with the SEC, effectively precludes such registration statement from being declared effective by the SEC, the deadline for registering the Additional Shares and the Original Shares shall be extended for 60 days following the consummation or termination of such transaction.

               (b) If the Original or Additional Shares are not registered by January 2, 1997 (as such date may be extended as set forth above in this Section 1.2) and Seller shall not have previously sold, transferred or otherwise disposed of such shares, Pacific shall pay to Seller an amount equal to the last sale price of Pacific's common stock on the NASDAQ Stock Market on January 2, 1997 less the gross proceeds received by Seller upon the subsequent sale of the Original Shares and Additional Shares under a registration statement, a merger, buy-out or similar transaction, or otherwise. If the per share gross proceeds received upon such sale are greater than or equal to the last sale price of Pacific's common stock on the NASDAQ Stock market on January 2, 1997, Pacific shall not have any liability to Seller under this Section 1.2(b). For purposes of this Section 1.2(b), if Seller does not sell the Original and Additional Shares notwithstanding the opportunity to do so, Seller shall be deemed to have sold the Original Shares and Additional Shares on the first business day such sale could have occurred and shall be deemed to have received an amount equal to the last sale price of Pacific's common stock on the NASDAQ Stock Market on such date multiplied by the number of Original or Additional Shares then held by Seller.

               (c) If, between the earliest date Seller could have sold his Original and Additional Shares and July 31, 1997, the highest sale price of Pacific's common stock on the NASDAQ Stock Market (or, the sale or equivalent value received by Seller in any merger, buy-out or similar transaction) (collectively, such highest sale price or value paid or received shall be referred to herein as the "Highest Sale Price") shall not be equal to or greater than $7.00, Pacific shall pay to Seller an amount equal to $35,000 multiplied by a fraction, the numerator of which shall be the difference between the Highest Sale Price and $7.00 and the denominator shall be $3.00. If the Highest Sale Price shall be equal to or greater than $7.00, Pacific shall not have any liability to Seller under this Section 1.2(c). As an example of how the formula will work, (i) if the Highest Sale Price during the period is $4.00, Seller shall be paid $35,000 multiplied by a fraction, the numerator of which shall be $7.00 - $4.00 = $3.00, and the denominator of which shall be $3.00, or $35,000 times $3.00/$3.00 or $35,000; (ii) if the Highest Sale Price is $7.00, Seller will be paid $35,000 multiplied by $7.00 - $7.00 = 0, which equals $0; and (iii) if the Highest Sale Price is $5.50, Seller will be paid $35,000 multiplied by $7.00 - $5.50 = $1.50, divided by $3.00 equals $0.50, which, when multiplied by $35,000 equals $17,500.


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

          1.3  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Seller as soon as possible following the expiration of the notice period required by the NASDAQ Stock Exchange, which notice period shall expire (absent action taken by the NASDAQ Stock Market) fifteen days after receipt by NASDAQ of the notice of this transaction. Pacific agrees to deliver such notice promptly after execution of this Agreement and, upon expiration of such notice period, to promptly advise its transfer agent to issue one or more certificates representing the Additional Shares to Seller.

          1.4 (a) Seller represents that Seller is an accredited investor as defined under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder, including, without limitation, Regulation D, and applicable state securities laws by virtue of the fact that

               (i) Seller has an individual net worth (or joint net worth with that Seller's spouse) of more than $1,000,000; or

               (ii) Seller had an individual income in excess of $200,000 in each of the two most recent years or joint income with Seller's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               (b)  Seller acknowledges, represents and warrants that:

               (i) The Additional Shares have not been registered under federal and state securities laws on the grounds that Pacific believes the issuance thereof is exempt from registration;

               (ii) The Additional Shares are being acquired for investment purposes and not for distribution;

              (iii) The Additional Shares (and any interest therein), may not be sold, assigned or transferred without compliance with such laws;

               (iv) Seller is a sophisticated individual and is able to accept the risks associated with holding the Additional Shares indefinitely;


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT

               (v) Seller has received and had the opportunity to review Pacific's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 2 to Form 10-K/A, filed July 11, 1996); the Current Reports on Form 8-K dated April 2, April 15, July 1, and July 17, 1996, Pacific's proxy statement dated April 26, 1996; and Amendment No. 2 to Registration Statement on Form S-3 filed June 17, 1996; and

               (vi) Seller has had the opportunity to direct questions to Buyer and has received from Pacific all answers thereto and all other information requested prior to execution of this Agreement.

SECTION 2. SETTLEMENT AND RELEASE OF CLAIMS. As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Seller may have against Pacific and Pacific may have against Seller under the Purchase Agreement, the parties do hereby release, acquit, and forever discharge each other of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown, whether or not on account of, or in any way growing out of, any and all damages resulting from the failure of the Original Shares from being registered as provided in the Purchase Agreement, the value of the Original Shares or Additional Shares when issued, any entitlement to receive a specified amount of funds upon the sale thereof, and from any and all allegations regarding the effects on Pacific from the Hawaii legislation. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, regardless of the adequacy of the above consideration, and the acceptance of this release shall not operate as an admission of liability on the part of anyone. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital. Seller also will withdraw Seller's notice of redemption dated July 17, 1996.

SECTION 3.  MISCELLANEOUS.

     3.1 ENTIRE AGREEMENT. This document is the entire, final and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     3.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT

     3.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     3.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the addresses shown on the first page of this Agreement, or at such other address as any party may hereafter designate by written notice to the others.
On the same day any such notice is given to Pacific, a copy shall be sent to:

          Michael McArthur-Phillips
          Garvey, Schubert & Barer
          11th Floor
          121 S.W. Morrison St.
          Portland, OR 97204
          Telephone: (503) 228-3939
          Facsimile: (503) 226-0259

     3.5 AMENDMENT. No supplement, modification or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     3.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     3.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by the trial court and all appellate courts.

     3.8 PUBLICITY; CONFIDENTIALITY. Seller represents and warrants that he has not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Seller and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of


PAGE 5-SETTLEMENT AND RELEASE AGREEMENT
this Agreement if required to do so under applicable financial reporting or securities laws, rules and regulations. Without limiting the foregoing, Seller agrees to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating Pacific's damages in the event of a Seller's breach of this Section 3.8, Seller agrees to pay Pacific an amount equal to $1 multiplied by the number of Additional Shares issued hereunder and agrees that Pacific shall be released from its obligation to register Seller's Original Shares and/or Additional Shares and such payment and release shall be deemed liquidated damages hereunder.

     3.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Oregon. Controversies or claims arising out of, or relating to, this Agreement, or the making, performance, or interpretation of it, shall be settled by arbitration in the City of Portland under the commercial arbitration rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. Arbitrators shall be persons experienced in negotiating, making and consummating acquisition agreements.

     3.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     3.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

     3.12 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on July 22, 1996.


SELLER                             PACIFIC
                                   Pacific Rehabilitation & Sports Medicine,
                                   Inc.

                                   By
---------------------------           -------------------------------------
Robert Giles                           Bill Barancik, President and
                                       Chief Executive Officer


---------------------------
Diane Giles


PAGE 6-SETTLEMENT AND RELEASE AGREEMENT

                                   Schedule 1
                      Performance Criteria for Roger Giles

1) Productivity - Roger will be expected to work within productivity numbers established by regional management.

     Roger will be expected to increase visits/clinical FTE to a minimum of 8 in next 6 months, increasing to 9 within one year.

2) Marketing - Roger will be expected to implement a program that ensures a minimum of 10 physician contacts per month by he or his staff.

3) As is currently done by Roger and other managers of the Oregon clinics, Roger will review quarterly surveys distributed to his patients and referral sources and distributed by the Company to third-party payors as such surveys relate to his clinics. Following such review, Roger will forward the surveys to regional management within one week of receipt of such surveys. Regional management will then review the surveys and, after consulting with Roger, will recommend that an action plan be developed by Roger with respect to areas identified by respondents as needing improvement. Roger will then formulate an action plan and return the plan to regional management within one week of receipt of regional management's recommendation.

4) Roger will be expected to participate, directly or through a designated representative of his clinics, in the Company's ongoing CQI program. Such program will consist of representatives from the Oregon clinics. Roger agrees to implement recommendations adopted by the CQI team to the extent such recommendations pertain to his clinics.

5) Roger will review with regional management the proper procedure, adopted by the Company, for the review of employees working at his clinic. Such procedures are intended to standardize the Company's review procedures so as to allow management to better evaluate all employees on a consistent basis. In addition, such procedures are intended to reduce the exposure the Company faces if such reviews are not conducted in accordance with applicable state and federal laws.

The foregoing terms and conditions shall be added to and made a part of the duties of Roger Giles as set forth in the Employment Agreement between Pacific and Roger Giles dated July 1, 1995 and shall constitute a material provision of such agreement.


PAGE 7-SETTLEMENT AND RELEASE AGREEMENT

                                                                  EXHIBIT 10.6


                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (the "Agreement") is entered into effective the 21th day of June, 1996 by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific") and Dennis Pittelko, P.T., and Bruce Peterson, P.T. (collectively "Sellers").

                                    RECITALS

     A. On July 25, 1995, Pacific and Sellers entered into a Stock Purchase Agreement pursuant to which Pacific issued to Sellers 33,750 shares of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws. Pacific agreed to register the Original Shares under such laws within 180 days of closing, which occurred on or about July 25, 1995.

     B. Sellers represent that they would have sold their respective Original Shares as soon as the registration statement covering such shares would have been declared effective by the U.S. Securities and Exchange Commission.

     C. Sellers have given notice to Pacific of their intention to seek damages from the failure of the registration statement to be declared effective.

     D. The parties desire to resolve Sellers' claims for damages according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1.     ISSUANCE OF ADDITIONAL SHARES; REPRESENTATIONS OF SELLERS

               1.1 Pacific hereby agrees to deliver to Sellers a total of 23,625 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall be divided between Sellers pursuant to their written instructions to Pacific and shall not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in Section 1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and may not be transferred absent an exemption from registration under the 1933 Act.


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT

          1.2 (a) Pacific agrees to register the Additional Shares and the Original Shares not later than October 15, 1996.

             (b)(i) If Pacific does not register the Original Shares or the Additional Shares by the deadlines set forth above, Pacific shall pay to Sellers $286,875 and at Pacific's option, Sellers shall tender such Original and Additional shares to Pacific in full satisfaction of any claims; PROVIDED, HOWEVER, if despite the lack of registration of the Original Shares and/or the Additional Shares, Sellers sell their respective Original Shares and/or Additional Shares in a transaction where registration is not required, Pacific shall pay to Sellers $286,875 minus the gross proceeds (without deduction for commissions or fees) received by Sellers in such transaction; and if, upon the disposition of the Original and/or Additional Shares, the gross proceeds (without deduction for commissions or fees) to Sellers is more than $286,875, Sellers shall pay to Pacific an amount equal to such gross proceeds minus $286,875.

               (ii) If Pacific registers the Original Shares by the deadlines set forth above but is unable to register the Additional Shares within such deadlines, Pacific shall pay to Sellers an amount equal to $286,875 minus the amount realized by Sellers upon sale of any Original Shares and minus the remaining number of Original Shares multiplied by the last sale price of Pacific's common stock on the NASDAQ Stock Market on the second full business day following delivery of the prospectus upon which they could sell such Original Shares and, at Pacific's option, Sellers shall tender such Additional shares to Pacific in full satisfaction of any claims.

              (iii) If Pacific registers the Original and Additional Shares by the deadlines set forth above, Pacific shall not be obligated to pay Sellers any additional funds, except as set forth in Section 1.3

          1.3 It is the parties' intention that Sellers receive or have the opportunity to receive, in the aggregate, $286,875 upon the sale of the Original and Additional Shares. Accordingly:

               (a) if, upon the disposition of the Original and Additional Shares the gross proceeds (without deduction for commissions or fees) to Sellers is less than $286,875, Pacific shall pay to Sellers, in the aggregate, an amount equal to $286,875 minus such gross proceeds; and if, upon the disposition of the Original and Additional Shares, the gross proceeds (without deduction for commissions or fees) to Sellers is more than $286,875, Sellers shall pay to Pacific an amount equal to such gross proceeds minus $286,875;


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

               (b) for purposes of calculating the amounts owing under Section 1.3(a), if, by the end of the trading session on the second business day following delivery by Pacific of the prospectus under which Sellers may sell their Original and/or Additional Shares, Sellers have not sold all of their Original and/or Additional Shares, such shares will be deemed to have been sold at the last sale price of Pacific's common stock on the NASDAQ Stock Market on that day; and

               (c) any payments due under this Section 1.3 shall be paid within 30 days following written notice from the party entitled to receive such payment.

          1.4  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Sellers as soon as possible following the expiration of the notice period required by the NASDAQ Stock Exchange, which notice period shall expire (absent action taken by the NASDAQ Stock Market) fifteen days after receipt by Pacific of the notice of this transaction.
Pacific agrees to deliver such notice promptly after execution of this Agreement and, upon expiration of such notice period, to promptly advise its transfer agent to issue one or more certificates representing the Additional Shares to Sellers.

          1.5 Upon delivery of the certificate representing the Additional Shares to be delivered hereunder, Pacific shall deliver funds to Sellers in an amount equal to the reasonable attorneys' fees of Seller's counsel. Such fees shall not exceed $1,500.

          1.6 Sellers, and each of them, represent and warrant that they each are accredited investors as defined in Section 6.18 of the Stock Purchase Agreement, and make the representations and warranties set forth in Section
6.18.2 of such agreement with respect to the Additional Shares.

SECTION 2.     SETTLEMENT AND RELEASE OF CLAIMS

     As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Sellers may have against Pacific under the Stock Purchase Agreement and Pacific may have against Sellers under the Stock Purchase Agreement, the parties do hereby release, acquit, and forever discharge the other parties of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown, whether or not on account of, or in any way growing out of, any and all damage resulting from the failure of the Original Shares from being registered as provided in the Stock Purchase Agreement, the value of the Original Shares and Additional Shares when issued, or the entitlement to receive funds upon the sale thereof. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, regardless of the adequacy of the above consideration, and the acceptance of this release shall not


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT
operate as an admission of liability on the part of anyone. Notwithstanding anything to the contrary herein, this Settlement and Release of Claims shall not apply to any claims arising under any other provision of the Stock Purchase Agreement or under any provision of any of the other agreements executed and entered into by the parties in connection with the Stock Purchase Agreement. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital.

SECTION 3.  MISCELLANEOUS

     3.1 ENTIRE AGREEMENT. This document is the entire, final and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     3.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     3.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     3.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the addresses shown on the first page of this Agreement, or at such other address as any party may hereafter designate by written notice to the others.
On the same day any such notice is given to Pacific, a copy shall be sent to:

          Michael McArthur-Phillips
          Garvey, Schubert & Barer
          11th Floor
          121 S.W. Morrison St.
          Portland, OR 97204
          Telephone: (503) 228-3939
          Facsimile: (503) 226-0259


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT

On the same day any such notice is given to Sellers, a copy shall be sent to :

          Stephen L. Wanderer
          Walstead, Mertsching Husemoen, Donaldson & Barlow P.S.
          1000 Twelfth Avenue
          Suite 2
          P.O. Box 1549
          Longview, Washington 98632-7934

     3.5 AMENDMENT. No supplement, modification or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     3.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     3.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by the trial court and all appellate courts.

     3.8 PUBLICITY; CONFIDENTIALITY. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Sellers and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of this Agreement if required to do so under applicable financial reporting or securities laws, rules or regulations. Sellers represent that they have not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific (other than senior management of Pacific). Without limiting any of the foregoing, Sellers agree from the effective date of this Agreement to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating Pacific's damages in the event of a Seller's breach of this Section 3.8, the breaching Seller agrees to pay Pacific as liquidated damages an amount equal to $1 times the number of Additional Shares issued to such Seller hereunder.

     3.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Washington. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation of it, shall be settled by arbitration in the City of Vancouver under the commercial arbitration rules of the American Arbitration Association then existing, and


PAGE 5-SETTLEMENT AND RELEASE AGREEMENT
judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. Arbitrators shall be persons experienced in negotiating, making and consummating acquisition agreements.

     3.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     3.11 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     3.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on June 18, 1996.


SELLERS                                 PACIFIC
                                        Pacific Rehabilitation & Sports
                                        Medicine, Inc.

                                        By
----------------------------               ------------------------------
Dennis Pittelko, P.T.                        Bill Barancik
                                             President and Chief Executive
                                             Officer


----------------------------
Bruce Peterson, P.T.


PAGE 6-SETTLEMENT AND RELEASE AGREEMENT

                                                                  EXHIBIT 10.7


                        SETTLEMENT AND RELEASE AGREEMENT

     This Settlement and Release Agreement (the "Agreement") is entered into effective the 23rd day of July, 1996 by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific") and Stephen B. Tollefson ("Seller").

                                    RECITALS

     A. In June 1995, Pacific entered into a Stock Purchase Agreement (including all agreements attached thereto) (collectively, the "Purchase Agreement") with Seller pursuant to which Pacific issued to Seller a total of 20,834 shares in the aggregate of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws.

     B. Pursuant to Section 3.2 of the Purchase Agreement, in the event the Original Shares were not registered within 180 days of the Closing Date (as such term is defined in the Purchase Agreement), Seller could require Pacific to redeem his Original Shares. On November 30, 1995, Seller gave Pacific notice of Seller's intention to exercise his redemption right.

     C. The parties desire to resolve Seller's claims according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1. MODIFICATION OF NONCOMPETITION COVENANTS; TERMINATION OF EMPLOYMENT; ISSUANCE OF ADDITIONAL SHARES; REPRESENTATIONS OF SELLER.

               1.1 Pacific hereby agrees to deliver to Seller a total of 19,428 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act and such state securities laws. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in
Section 1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and such state securities laws and may not be transferred absent an exemption from registration under the 1933 Act and such state securities laws. Pacific also shall pay Seller's reasonable attorneys' fees incurred in connection with the negotiation of this Agreement in an amount not to exceed $2,000. Such payment shall be made within 30 days of receipt of a statement showing such fees.

          1.2 Pacific agrees to register the Additional Shares and the Original Shares not later than January 2, 1997; PROVIDED, HOWEVER, if Pacific is unable to effect such registration by


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT

January 2, 1997 because it is involved in a merger or other corporate transaction which, because of the need to register that transaction with the SEC, effectively precludes such registration statement from being declared effective by the SEC, the deadline for registering the Additional Shares and the Original Shares shall be extended for 60 days following the consummation or termination of such transaction.

          1.3  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Seller as soon as possible following the expiration of the notice period required by the NASDAQ Stock Exchange, which notice period shall expire (absent action taken by the NASDAQ Stock Market) fifteen days after receipt by NASDAQ of the notice of this transaction. Pacific agrees to deliver such notice within five (5) business days after execution of this Agreement and, within five (5) business days after expiration of such notice period, to advise its transfer agent to issue one or more certificates representing the Additional Shares to Seller.

          1.4 (a) Seller represents that Seller is an accredited investor as defined under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder, including, without limitation, Regulation D, and applicable state securities laws by virtue of the fact that

               (i) Seller has an individual net worth (or joint net worth with that Seller's spouse) of more than $1,000,000; or

               (ii) Seller had an individual income in excess of $200,000 in each of the two most recent years or joint income with Seller's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               (b)  Seller acknowledges, represents and warrants that:

               (i) The Additional Shares have not been registered under federal and state securities laws on the grounds that Pacific believes the issuance thereof is exempt from registration;

               (ii) The Additional Shares are being acquired for investment purposes and not for distribution;

              (iii) The Additional Shares (and any interest therein), may not be sold, assigned or transferred without compliance with such laws;

               (iv) Seller is a sophisticated individual and is able to accept the risks associated with holding the Additional Shares indefinitely;


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

               (v) Seller has received and had the opportunity to review Pacific's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 2 to Form 10-K/A, filed July 11, 1996); the Current Reports on Form 8-K dated April 2, April 15, July 1 and July 17, 1996, Pacific's proxy statement dated April 26, 1996; and Amendment No. 3 to Registration Statement on Form S-3 filed July 24, 1996; and

               (vi) Seller has had the opportunity to direct questions to Pacific and has received from Pacific all answers thereto and all other information requested prior to execution of this Agreement.

          1.5 As further consideration for the agreements set forth herein, Pacific and Seller hereby voluntarily terminate Seller's employment under that certain Employment Agreement dated June 1, 1995 between Pacific and Seller effective July 31, 1996. Pacific and Seller further agree to modify the noncompetition covenant set forth in Section 10.2 of such Employment Agreement to exclude Seller's employment with an outpatient physical therapy and rehabilitation clinic located in Woodinville, Washington from the territorial restrictions set forth therein. Except as set forth herein, the terms and conditions of the Employment Agreement remain unaffected and in full force and effect. Without limiting the foregoing, nothing herein shall be deemed to modify or effect a release of any rights to accrued vacation or other benefits which Seller may be entitled to under his Employment Agreement or Pacific's policies and procedures regarding such benefits upon voluntary termination of employment with Pacific.

SECTION 2. SETTLEMENT AND RELEASE OF CLAIMS. As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Seller may have against Pacific and Pacific may have against Seller under the Purchase Agreement, the parties do hereby release, acquit, and forever discharge each other of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown, whether or not on account of, or in any way growing out of, any and all damages resulting from the failure of the Original Shares from being registered as provided in the Purchase Agreement, the value of the Original Shares or Additional Shares when issued, and any entitlement to receive a specified amount of funds upon the sale thereof. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, the parties acknowledging and


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT
agreeing to the adequacy of the above consideration, and the acceptance of this release shall not operate as an admission of liability on the part of anyone. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital. Seller also will withdraw his notice of redemption dated November 30, 1995.

SECTION 3.  MISCELLANEOUS.

     3.1 ENTIRE AGREEMENT. This document is the entire, final and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and, except as expressly provided herein, supersedes and replaces all prior or contemporaneous written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     3.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     3.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     3.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the following addresses, or at such other address as any party may hereafter designate by written notice to the others:

               PACIFIC

               Pacific Rehabilitation & Sports Medicine, Inc.
               8100 N.E. Parkway Drive, Suite 190
               Vancouver, WA 98662
               Telephone: 360-260-8130
               Facsimile: 360-260-8131


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT

               WITH A COPY TO

               Michael McArthur-Phillips
               Garvey, Schubert & Barer
               11th Floor
               121 S.W. Morrison St.
               Portland, OR 97204
               Telephone: (503) 228-3939
               Facsimile: (503) 226-0259

               SELLER

               Stephen B. Tollefson
               14511 183rd Ave., N.E.
               Woodinville, WA 98072

               WITH A COPY TO

               James F. Biagi
               Monahan & Biagi,
                 a Professional Limited Liability Company
               Suite 5701
               701 Fifth Avenue
               Seattle, WA 98104

     3.5 AMENDMENT. No supplement, modification or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     3.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     3.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by arbitrator as provided in Section 3.9 below.

     3.8 PUBLICITY; CONFIDENTIALITY. Seller represents and warrants that he has not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Seller and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of this Agreement if required to


PAGE 5-SETTLEMENT AND RELEASE AGREEMENT
do so under applicable financial reporting or securities laws, rules and regulations. Without limiting the foregoing, Seller agrees to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating Pacific's damages in the event of a Seller's breach of this
Section 3.8, Seller agrees to pay Pacific an amount equal to $1 multiplied by the number of Additional Shares issued hereunder and agrees that Pacific shall be released from its obligation to register Seller's Original Shares and/or Additional Shares and such payment and release shall be deemed liquidated damages hereunder.

     3.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Washington. Controversies or claims arising out of, or relating to, this Agreement, or the making, performance, or interpretation of it, shall be settled exclusively by arbitration in the City of Seattle under the commercial arbitration rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. Arbitrators shall be persons experienced in negotiating, making and consummating acquisition agreements.

     3.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     3.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

     3.11 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on July 23, 1996.

SELLER                             PACIFIC

                                   Pacific Rehabilitation & Sports Medicine,
                                   Inc.

                                   By
----------------------------          --------------------------------------
Stephen B. Tollefson                   Bill Barancik, President and
                                       Chief Executive Officer


PAGE 6-SETTLEMENT AND RELEASE AGREEMENT

                                                                  EXHIBIT 10.8


                        SETTLEMENT AND RELEASE AGREEMENT


     This Settlement and Release Agreement (the "Agreement") is entered into effective the 22nd day of July, 1996 by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific") and James R. Weggenman ("Seller").

                                    RECITALS

     A. In July 1995, Pacific entered into an Asset Purchase Agreement (including all agreements attached thereto) (collectively, the "Purchase Agreement") with Seller pursuant to which Pacific issued to Seller a total of 20,572 shares in the aggregate of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws.

     B. Pursuant to Section 9.3 of the Purchase Agreement, in the event the Original Shares were not registered by June 30, 1996, Seller could require Pacific to redeem his Original Shares.

     C. Seller has also alleged that Pacific misrepresented the effects on Pacific of legislation in Hawaii, which became effective in July 1995. Pacific denies such allegations.

     D. The parties desire to resolve Seller's claims according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1. PAYMENT OF CASH; ISSUANCE OF ADDITIONAL SHARES; REPRESENTATIONS OF SELLER.

               1.1 Pacific hereby agrees to pay to Seller $25,000 in immediately available funds and deliver to Seller a total of 5,143 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act and such state securities laws. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in Section 1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and such state securities laws and may not be transferred absent an exemption from registration under the 1933 Act and such state securities laws. Pacific also shall pay Seller's reasonable attorneys' fees incurred in connection with the negotiation of this Agreement in an amount not to exceed $1000. Such payment shall be made within 30 days of receipt of a statement showing such fees.


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT

          1.2 (a) Pacific agrees to register the Additional Shares and the Original Shares not later than January 2, 1997; PROVIDED, HOWEVER, if Pacific is unable to effect such registration by January 2, 1997 because it is involved in a merger or other corporate transaction which, because of the need to register that transaction with the SEC, effectively precludes such registration statement from being declared effective by the SEC, the deadline for registering the Additional Shares and the Original Shares shall be extended for 60 days following the consummation or termination of such transaction.

               (b) If the Original or Additional Shares are not registered by January 2, 1997 (as such date may be extended as set forth above in this Section 1.2) and Seller shall not have previously sold, transferred or otherwise disposed of such shares, Pacific shall pay to Seller an amount equal to the last sale price of Pacific's common stock on the NASDAQ Stock Market on January 2, 1997 less the gross proceeds received by Seller upon the subsequent sale of the Original Shares and Additional Shares under a registration statement, a merger, buy-out or similar transaction, or otherwise. If the per share gross proceeds received upon such sale are greater than or equal to the last sale price of Pacific's common stock on the NASDAQ Stock market on January 2, 1997, Pacific shall not have any liability to Seller under this Section 1.2(b). For purposes of this Section 1.2(b), if Seller does not sell the Original and Additional Shares notwithstanding the opportunity to do so, Seller shall be deemed to have sold the Original Shares and Additional Shares on the first business day such sale could have occurred and shall be deemed to have received an amount equal to the last sale price of Pacific's common stock on the NASDAQ Stock Market on such date multiplied by the number of Original or Additional Shares then held by Seller.

               (c) If, between the earliest date Seller could have sold his Original and Additional Shares and July 31, 1997, the highest sale price of Pacific's common stock on the NASDAQ Stock Market (or, the sale or equivalent value received by Seller in any merger, buy-out or similar transaction) (collectively, such highest sale price or value paid or received shall be referred to herein as the "Highest Sale Price") shall not be equal to or greater than $7.00, Pacific shall pay to Seller an amount equal to $35,000 multiplied by a fraction, the numerator of which shall be the difference between the Highest Sale Price and $7.00 and the denominator shall be $3.00. If the Highest Sale Price shall be equal to or greater than $7.00, Pacific shall not have any liability to Seller under this Section 1.2(c). As an example of how the formula will work, (i) if the Highest Sale Price during the period is $4.00, Seller shall be paid $35,000 multiplied by a fraction, the numerator of which shall be $7.00 - $4.00 = $3.00, and the denominator of which shall be $3.00, or $35,000 times $3.00/$3.00 or $35,000; (ii) if the Highest Sale Price is $7.00, Seller will be paid $35,000 multiplied by $7.00 - $7.00 = 0, which equals $0; and (iii) if the Highest Sale Price is $5.50, Seller will be paid $35,000 multiplied by $7.00 - $5.50 = $1.50, divided by $3.00 equals $0.50, which, when multiplied by $35,000 equals $17,500.


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

          1.3  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Seller as soon as possible following the expiration of the notice period required by the NASDAQ Stock Exchange, which notice period shall expire (absent action taken by the NASDAQ Stock Market) fifteen days after receipt by NASDAQ of the notice of this transaction. Pacific agrees to deliver such notice promptly after execution of this Agreement and, upon expiration of such notice period, to promptly advise its transfer agent to issue one or more certificates representing the Additional Shares to Seller.

          1.4 (a) Seller represents that Seller is an accredited investor as defined under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder, including, without limitation, Regulation D, and applicable state securities laws by virtue of the fact that

               (i) Seller has an individual net worth (or joint net worth with that Seller's spouse) of more than $1,000,000; or

               (ii) Seller had an individual income in excess of $200,000 in each of the two most recent years or joint income with Seller's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               (b)  Seller acknowledges, represents and warrants that:

               (i) The Additional Shares have not been registered under federal and state securities laws on the grounds that Pacific believes the issuance thereof is exempt from registration;

               (ii) The Additional Shares are being acquired for investment purposes and not for distribution;

              (iii) The Additional Shares (and any interest therein), may not be sold, assigned or transferred without compliance with such laws;

               (iv) Seller is a sophisticated individual and is able to accept the risks associated with holding the Additional Shares indefinitely;


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT

               (v) Seller has received and had the opportunity to review Pacific's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 2 to Form 10-K/A, filed July 11, 1996); the Current Reports on Form 8-K dated April 2, April 15, July 1 and July 17, 1996, Pacific's proxy statement dated April 26, 1996; and Amendment No. 2 to Registration Statement on Form S-3 filed June 17, 1996; and

               (vi) Seller has had the opportunity to direct questions to Buyer and has received from Pacific all answers thereto and all other information requested prior to execution of this Agreement.

SECTION 2. SETTLEMENT AND RELEASE OF CLAIMS. As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Seller may have against Pacific and Pacific may have against Seller under the Purchase Agreement, the parties do hereby release, acquit, and forever discharge each other of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown, whether or not on account of, or in any way growing out of, any and all damages resulting from the failure of the Original Shares from being registered as provided in the Purchase Agreement, the value of the Original Shares or Additional Shares when issued, any entitlement to receive a specified amount of funds upon the sale thereof, and from any and all allegations regarding the effects on Pacific from the Hawaii legislation. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, regardless of the adequacy of the above consideration, and the acceptance of this release shall not operate as an admission of liability on the part of anyone. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital. Seller also will withdraw his notice of redemption dated July 17, 1996.

SECTION 3.  MISCELLANEOUS.

     3.1 ENTIRE AGREEMENT. This document is the entire, final and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     3.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT

     3.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     3.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the addresses shown on the first page of this Agreement, or at such other address as any party may hereafter designate by written notice to the others.
On the same day any such notice is given to Pacific, a copy shall be sent to:

          Michael McArthur-Phillips
          Garvey, Schubert & Barer
          11th Floor
          121 S.W. Morrison St.
          Portland, OR 97204
          Telephone: (503) 228-3939
          Facsimile: (503) 226-0259

     3.5 AMENDMENT. No supplement, modification or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     3.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     3.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by the trial court and all appellate courts.

     3.8 PUBLICITY; CONFIDENTIALITY. Seller represents and warrants that he has not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Seller and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of


PAGE 5-SETTLEMENT AND RELEASE AGREEMENT
this Agreement if required to do so under applicable financial reporting or securities laws, rules and regulations. Without limiting the foregoing, Seller agrees to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating Pacific's damages in the event of a Seller's breach of this Section 3.8, Seller agrees to pay Pacific an amount equal to $1 multiplied by the number of Additional Shares issued hereunder and agrees that Pacific shall be released from its obligation to register Seller's Original Shares and/or Additional Shares and such payment and release shall be deemed liquidated damages hereunder.

     3.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Oregon. Controversies or claims arising out of, or relating to, this Agreement, or the making, performance, or interpretation of it, shall be settled by arbitration in the City of Portland under the commercial arbitration rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. Arbitrators shall be persons experienced in negotiating, making and consummating acquisition agreements.

     3.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     3.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

     3.11 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on July 22, 1996.


SELLER                             PACIFIC
                                   Pacific Rehabilitation & Sports Medicine,
                                   Inc.

                                   By
---------------------------           --------------------------------------
James R. Weggenman                      Bill Barancik, President and
                                        Chief Executive Officer


PAGE 6-SETTLEMENT AND RELEASE AGREEMENT

                                                                  EXHIBIT 10.9


                        SETTLEMENT AND RELEASE AGREEMENT


     This Settlement and Release Agreement (the "Agreement") is entered into effective the ___ day of July, 1996, by and among Pacific Rehabilitation & Sports Medicine, Inc. ("Pacific"), Paul and Nancy Winklesky, and The Paul and Nancy Winklesky Charitable Remainder Trust, U/A/D June __, 1995 ("Sellers").

                                    RECITALS

     A. In July 1995, Pacific entered into a Stock Purchase Agreement (the "Purchase Agreement") with Sellers pursuant to which Pacific issued to Sellers a total of 22,857 shares in the aggregate of Pacific's common stock (the "Original Shares"). The Original Shares were issued pursuant to one or more exemptions from registration under federal and applicable state securities laws.

     B. Pursuant to Section 9.3 of the Purchase Agreement, in the event the Original Shares were not registered by June 30, 1996, Sellers could require Pacific to redeem his Original Shares.

     C. Sellers have also alleged that Pacific misrepresented the effects on Pacific of legislation in Hawaii, which became effective in July 1995. Pacific denies such allegations.

     D. The parties desire to resolve Sellers' claims according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the parties agree as follows:

SECTION 1.     ISSUANCE OF ADDITIONAL SHARES; REPRESENTATIONS OF SELLERS.

               1.1 Pacific hereby agrees to deliver to Sellers a total of 5,714 additional shares of Pacific's common stock (the "Additional Shares"). The Additional Shares shall not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws but shall be issued pursuant to one or more exemptions from registration under the 1933 Act and such state securities laws. The Additional Shares shall be registered subsequently by Pacific at its sole expense within the time frames set forth below in
Section 1.2. Until such time as the Additional Shares are registered, they shall be restricted securities under the 1933 Act and such state securities laws and may not be transferred absent an exemption from registration under the 1933 Act and such state securities laws.


PAGE 1-SETTLEMENT AND RELEASE AGREEMENT

          1.2 Pacific agrees to register the Additional Shares and the Original Shares not later than September 30, 1996; PROVIDED, HOWEVER, if Pacific is unable to effect such registration by September 30, 1996 because it is involved in a merger or other corporate transaction which, because of the need to register that transaction with the SEC, effectively precludes such registration statement from being declared effective by the SEC, the deadline for registering the Additional Shares and the Original Shares shall be extended for 60 days following the consummation or termination of such transaction.

          1.3  A certificate representing the Additional Shares delivered under
Section 1.1 shall be delivered to Sellers as soon as possible following the expiration of the notice period required by the NASDAQ Stock Exchange, which notice period shall expire (absent action taken by the NASDAQ Stock Market) 15 days after receipt by NASDAQ of the notice of this transaction. Pacific agrees to deliver such notice promptly after execution of this Agreement and, upon expiration of such notice period, to promptly advise its transfer agent to issue one or more certificates representing the Additional Shares to Sellers.

          Sellers acknowledge, represent and warrant that:

               (i) The Additional Shares have not been registered under federal and state securities laws on the grounds that Pacific believes the issuance thereof is exempt from registration;

               (ii) The Additional Shares are being acquired for investment purposes and not for distribution;

              (iii) The Additional Shares (and any interest therein), may not be sold, assigned, or transferred without compliance with such laws;

               (iv) Sellers are sophisticated individuals and entities and are able to accept the risks associated with holding the Additional Shares indefinitely;

               (v) Sellers have received and had the opportunity to review Pacific's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 2 to Form 10-K/A, filed July 13, 1996); the Current Reports on Form 8-K dated April 2 and 15, 1996, and July 1, 1996 and July 17, 1996; Pacific's proxy statement dated April 26, 1996; and Amendment No. 2 to Registration Statement on Form S-3 filed June 17, 1996; and

               (vi) Sellers have had the opportunity to direct questions to Buyer and have received from Pacific all answers thereto and all other information requested prior to execution of this Agreement.


PAGE 2-SETTLEMENT AND RELEASE AGREEMENT

SECTION 2. SETTLEMENT AND RELEASE OF CLAIMS. As further consideration for the agreements set forth herein, in full satisfaction of any and all amounts Sellers may have against Pacific and Pacific may have against Sellers under the Purchase Agreement, the parties do hereby release, acquit, and forever discharge each other of and from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, and compensation, known and unknown, whether or not on account of, or in any way growing out of, any and all damages resulting from the failure of the Original Shares from being registered as provided in the Purchase Agreement, the value of the Original Shares or Additional Shares when issued, any entitlement to receive a specified amount of funds upon the sale thereof, and from any and all allegations regarding the effects on Pacific from the Hawaii legislation. The parties acknowledge and agree that this settlement is in compromise of a doubtful and disputed claim and that the payment is not to be construed as an admission of liability on the part of either party, by whom liability is expressly denied. This release expresses a full and complete settlement of the liability claimed and denied, regardless of the adequacy of the above consideration, and the acceptance of this release shall not operate as an admission of liability on the part of anyone. This release contains the entire agreement between the parties hereto, and the terms of this release are contractual, not a mere recital.

SECTION 3.  MISCELLANEOUS.

     3.1 ENTIRE AGREEMENT. This document is the entire, final, and complete Agreement and understanding of the parties with respect to the transaction contemplated hereby, and supersedes and replaces all written and oral agreements and understandings heretofore made or existing by and between the parties or their representatives with respect thereto.

     3.2 WAIVER. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     3.3 BINDING EFFECT. All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and permitted assigns.

     3.4 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed given on the date of transmission when sent by telex or facsimile transmission, on the third business day after the date of mailing when mailed by certified mail, postage prepaid, return receipt requested, from within the United States, or on the date of actual delivery, whichever is the earliest, and shall be sent to the parties at the addresses shown on the first page of this Agreement, or at such other address as any party may


PAGE 3-SETTLEMENT AND RELEASE AGREEMENT
hereafter designate by written notice to the others. On the same day any such notice is given to Pacific, a copy shall be sent to:

          Michael McArthur-Phillips
          Garvey, Schubert & Barer
          11th Floor
          121 S.W. Morrison St.
          Portland, OR 97204
          Telephone: (503) 228-3939
          Facsimile: (503) 226-0259

     3.5 AMENDMENT. No supplement, modification, or amendment of this Agreement shall be valid, unless the same is in writing and signed by all parties hereto.

     3.6 SEVERABILITY. In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

     3.7 ATTORNEY'S FEES. In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, or by reason of any breach of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees as fixed by the trial court and all appellate courts.

     3.8 PUBLICITY; CONFIDENTIALITY. Sellers represent and warrant that they have not previously disclosed the terms and conditions of this Agreement to any shareholder of Pacific. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Sellers and Pacific; PROVIDED, HOWEVER, Pacific shall not be prohibited from disclosing the terms and conditions of this Agreement if it required to do so under applicable financial reporting and securities laws, rules and regulations. Without limiting the foregoing, Sellers agree to keep the existence and the terms and conditions of this Agreement strictly confidential and shall not disclose the existence and terms and conditions of this Agreement to any third party without the written consent of Pacific, which consent may be withheld for any reason in Pacific's sole discretion. Because of the difficulty in calculating Pacific's damages in the event of a Sellers' breach of this Section 3.8, Sellers agree to pay Pacific an amount equal to $1 multiplied by the number of Additional Shares issued hereunder and agrees that Pacific shall be released from its obligation to register Sellers' Original Shares and/or Additional Shares and such payment and release shall be deemed liquidated damages hereunder.

     3.9 GOVERNING LAW AND VENUE; ARBITRATION. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Oregon. Controversies or claims arising out of, or relating to, this Agreement, or the making, performance, or


PAGE 4-SETTLEMENT AND RELEASE AGREEMENT
interpretation of it, shall be settled by arbitration in the City of Portland under the commercial arbitration rules of the American Arbitration Association when existing, and judgment on the















PAGE 5-SETTLEMENT AND RELEASE AGREEMENT
arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. Arbitrators shall be persons experienced in negotiating, making, and consummating acquisition agreements.

     3.10 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

     3.11 CAPTIONS. The caption headings of the sections and subsections of this Agreement are for convenience of reference only and are not intended to be, and should not be construed as, a part of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on July __, 1996.


SELLERS:                        PACIFIC:

                                Pacific Rehabilitation & Sports
---------------------------     Medicine, Inc.

Paul Winklesky


                                By
---------------------------       ----------------------------------------
Nancy Winklesky                      Bill Barancik
                                     President and Chief Executive Officer

The Paul and Nancy Winklesky Charitable
Remainder Trust, U/A/D 6/__/95


By
   ------------------------
   Paul Winklesky, Trustee



PAGE 6-SETTLEMENT AND RELEASE AGREEMENT